UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Duffy Avenue, Hicksville, New York	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 683-4100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Term Sheet with Joseph Otting

On March 6, 2024, the Company entered into an Employment Agreement Term Sheet with Joseph Otting (the “Otting Term Sheet”), pursuant to which Mr. Otting became an employee of the Company as of March 6, 2024 and will assume the role of a member of the Company’s board of directors as of March 11, 2024, and President and Chief Executive Officer of the Company as of April 1, 2024. The Otting Term Sheet provides that Mr. Otting’s employment under the terms set forth in the Otting Term Sheet will continue until March 28, 2027 or an earlier termination of his employment.

Mr. Otting will receive an annual base salary of $1,250,000. He will also be eligible to receive an annual cash bonus with a target amount of $2,250,000 and a maximum amount of $4,500,000. Effective as of March 6, 2024, Mr. Otting received a one-time stock option grant to acquire 15,000,000 shares of the Company’s common stock, with an exercise price of $2.00 per share, subject to vesting in 12 equal quarterly installments commencing on March 6, 2024, subject to accelerated vesting upon a change in control of the Company, with any applicable taxes payable by way of a net settlement.

Mr. Otting will be eligible to participate in the Company’s benefit plans on the same basis as other senior executives of the Company. The Company will also pay for Mr. Otting’s relocation costs and related expenses relating to his relocation to the New York City metropolitan area.

The Otting Term Sheet includes post-employment restrictive covenants, including 12-month non-solicitation of customers and employees, 6-month non-competition related to direct competition with the Company’s then-existing material businesses, perpetual confidentiality and mutual non-disparagement.

Non-Executive Chairman Term Sheet with Alessandro DiNello

On March 6, 2024, the Company entered into a Non-Executive Chairman Term Sheet with Alessandro (Sandro) DiNello (the “DiNello Term Sheet”), pursuant to which Mr. Dinello will continue to serve as the President and Chief Executive Officer of the Company and Executive Chairman of the Company’s board of directors through April 1, 2024, at which time he will become the Non-Executive Chairman of the Board and will cease to serve as an employee or executive officer of the Company.

The DiNello Term Sheet provides that he will receive a base salary of $500,000 per month while serving as Executive Chairman (commencing as of February 6, 2024), payable 50% in cash and 50% in restricted stock units relating to the Company’s common stock, which will be subject to vesting on the first anniversary of the date of grant. Mr. DiNello will receive base compensation of $450,000 per year for his service as Non-Executive Chairman of the Board.

Effective as of March 6, 2024, Mr. DiNello received a one-time stock option grant to acquire 4,000,000 shares of the Company’s common stock, with an exercise price of $3.46 per share, along with a one-time restricted stock unit award covering 1,690,000 shares of the Company’s common stock, and which will settle into the lesser of 1,690,000 shares of common stock or a number of shares that have an aggregate value of $5,840,000 on the settlement date. These options and restricted stock units are subject to vesting on the first anniversary of the date of grant.

In addition, subject to the approval of the Company’s board of directors, Mr. DiNello will serve as a consultant to the Company from April 1, 2024 through December 31, 2024, or such longer period as is agreed between Mr. DiNello and the Company, with base compensation of $450,000 per year and eligibility for an annual bonus.

The DiNello Term Sheet provides that Mr. DiNello will continue to be subject to his existing restrictive covenants.

The parties have agreed to timely negotiate and enter into definitive documentation reflecting the terms of the Otting Term Sheet and the DiNello Term Sheet and any applicable arrangements will be filed with a future periodic report.

The foregoing summary of the Otting Term Sheet and the DiNello Term Sheet is qualified in its entirety by reference to the full text of the Otting Term Sheet and the DiNello Term Sheet, copies of which are attached hereto as Exhibits 10.1 and 10.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Employment Agreement Term Sheet between New York Community Bancorp, Inc. and Joseph Otting

10.2	Non-Executive Chairman Term Sheet between New York Community Bancorp, Inc. and Alessandro DiNello

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

The foregoing disclosures may include forward-looking statements within the meaning of the federal securities laws by the Company pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, the purchase and assumption of certain assets and liabilities of Signature Bridge Bank beginning March 20, 2023 (the “Signature Transaction”), and our transition to a $100 billion plus bank.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends at currently expected rates; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and the Signature Transaction; the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.
Date: March 8, 2024

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President and Director of Investor Relations